Exhibit 10.3

September 15th, 2003

Geotheatre Productions Inc.
101-1870 Parkinson Way
Kelowna, British Columbia
V1Y 8C9

Dear Sirs:

     Re: Licensing agreement between John and Katherine Bracey and Geotheatre Productions Inc.

Please be advised that John and Katherine Bracey waive any claim to product royalties under this agreement until January 1st, 2005.

Sincerely,

/s/ John Bracey                                   Sept. 15th, 2003
-------------------------
John Bracey


/s/ Katherine Bracey                              Sept. 15, 2003
-------------------------
Katherine Bracey



                            John and Katherine Bracey
                   101-1870 Parkinson Way, Kelonwa BC V1Y 8C9
          Phone: 250.712.9354    Fax: 250.712.9364    Cell: 250.212.1644